UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): February 26, 2008
RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	000-52588 (Commission File Number)	43-1823071 (I.R.S. Employer Identification No.)

10401 Clayton Road Frontenac, Missouri (Address of principal executive offices)	63131 (Zip Code)
(314) 569-7200
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Explanatory Note
     On February 26, 2008, Reliance Bancshares, Inc. filed a Current Report on Form 8-K reporting the issuance of a press release announcing certain fiscal 2007 financial results. This amended Current Report on Form 8-K/A is being filed to include the required information under the appropriate Item number pursuant the Form 8-K rules.

Item 2.02.	Results of Operations and Financial Condition.
     On February 26, 2008, Reliance Bancshares, Inc. issued a press release announcing the 2007 earnings, including, but not limited to, net income, net interest income, total assets and deposits. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form
8-K.
     The information in this Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of Reliance Bancshares, Inc., issued February 26, 2008. (previously filed)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 28, 2008

RELIANCE BANCSHARES, INC. (Registrant)
By:	/s/ Dale E. Oberkfell
	Name:	Dale E. Oberkfell
	Title:	Chief Financial Officer